SHAREHOLDERS' EQUITY (DEFICIT) (Tables)	12 Months Ended
Dec. 31, 2023
SHAREHOLDERS' EQUITY (DEFICIT)
Summery of Accumulated deficit in financial position and Equity

	December 31,	December 31,
USD million	2023	2022
Translation differences	0.6	109.8
Remeasurements	40.6	37.0
Other reserves	224.5	(10.9)
Accumulated deficit	(1,057.5)	(848.9)
Accumulated deficit and other	(791.8)	(713.0)